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                                                                    EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated September 15, 1995, included in Cable Design Technologies Corporation's Form 10-K for the year ended July 31, 1995, and Form S-3 (File No. 333-00554) and to all references to our Firm included in this registration statement.



                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP




Pittsburgh, Pennsylvania
 June 24, 1996